SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                           FORM 8-K/A


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                        December 1, 1999


                    DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



Colorado                      0-16203                 84-1060803
(State of                  Commission             (I.R.S. Employer
Incorporation)               File No.              Identification No.)



     Suite 3310
    555 17th Street
    Denver, Colorado                                80202
 (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (303)  293-9133

           This report on Form 8-K/A amends and supplements a report on Form 8-K filed by Delta Petroleum Corporation ("Delta" or "the Company") on December 1, 1999 in connection with the acquisition of interests in the offshore California Point Arguello Unit, with its three producing platforms and related facilities, and in the adjacent undeveloped Rocky Point Unit from Whiting Petroleum Corporation ("Whiting Properties").

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBIT.

          (A) Audited Statement of Oil and Gas Revenue and Direct Lease Operating Expenses of the Whiting Properties for the year ended June 30, 1999 and the nine month period ended June 30, 1998.

          (B) Condensed pro forma combined financial statements of Delta Petroleum Corporation at September 30, 1999 and for the three months then ended, and for the year ended June 30, 1999.

          (C)  Exhibit

             (23.1)    Consent of independent auditors

      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                  (Registrant)

Date:  February 14, 2000       By:  s/Aleron H. Larson,Jr.
                                   Aleron H. Larson, Jr.
                                   Chairman/C.E.O.


                  INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS
WHITING PETROLEUM CORPORATION

     We  have  audited the accompanying statement of oil and  gas revenue and direct lease operating expenses of oil and gas properties ("the Whiting Properties") of Whiting Petroleum Corporation ("Whiting") acquired by Delta Petroleum Corporation for the year ended June 30, 1999 and the nine month period ended June 30, 1998. This financial statement is the responsibility of Whiting's management. Our responsibility is to express an opinion on this financial statement based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of oil and gas revenue and direct lease operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of oil and gas revenue and direct lease operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying statement of oil and gas revenue and direct lease operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Full historical financial statements, including general and administrative expenses and other indirect expenses, have not been presented as management of the Whiting Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the Whiting Properties.

      In our opinion, the statement of oil and gas revenue and direct lease operating expenses referred to above presents fairly, in all material respects, the oil and gas revenue and direct lease operating expenses of the Whiting Properties as described in Note 1 for the year ended June 30, 1999 and the nine month period ended June 30, 1998, in conformity with generally accepted accounting principles.

                                        KPMG LLP


February 7, 2000
Denver, Colorado



                       WHITING PROPERTIES
                STATEMENT OF OIL AND GAS REVENUE
               AND DIRECT LEASE OPERATING EXPENSES

                              Three                          Nine
                             Months            Year         Months
                             Ended             Ended        Ended
                           September 30,      June 30,      June 30,
                              1999              1999          1998
                          (unaudited)
Operating Revenue
   Sales of condensate     $903,646          3,084,165      3,174,108

Direct Lease Operating
          Expenses           800,776         3,341,406      4,681,593

Net Operating
        Revenue (loss)      $102,870          (257,241)    (1,507,485)

                See accompanying notes to financial statements.

            NOTES TO WHITING PROPERTIES STATEMENT OF
     OIL AND GAS REVENUE AND DIRECT LEASE OPERATING EXPENSES
   FOR THE YEAR ENDED JUNE 30, 1999 AND THE NINE MONTHS ENDED
                          JUNE 30, 1998

1)   PURCHASE   OF   OIL  AND  GAS  PROPERTIES   AND   BASIS   OF
     PRESENTATIONS

      The accompanying financial statement presents the revenues and direct lease operating expenses of certain oil and gas properties of Whiting Petroleum Corporation (the "Whiting Properties") for the year ended June 30, 1999 and the nine months ended June 30, 1998. The properties consist of working interests in the offshore California Point Arguello Unit, with its three producing platforms and related facilities, and in the adjacent undeveloped Rocky Point Unit.

     The accompanying statement of oil and gas revenue and direct lease operating expenses of the Whiting Properties was prepared to comply with certain rules and regulations of the Securities and Exchange Commission. Full historical financial statements including general and administrative expenses, depreciation and amortization and other indirect expenses, have not been presented as management of the Whiting Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the Whiting Properties. Accordingly these financial statements are not indicative of the operating results, subsequent to the acquisition.

     Revenue in the accompanying statement of oil and gas revenue and direct lease operating expenses is recognized on the sales method.

      Direct operating expenses are recognized on the accrual basis and consist of all costs incurred in producing, in the property and distributing products produced by the property as well as production taxes and monthly administrative overhead costs.

2)   SUPPLEMENTAL   FINANCIAL  DATA  -OIL   AND   GAS   PRODUCING
     ACTIVITIES (UNAUDITED)

      The following unaudited information has been prepared in accordance with Statement of Financial Accounting Standards No.
69, DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (SFAS 69).

     A)   ESTIMATED PROVED OIL AND GAS RESERVES

      Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

    (i) Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (B) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

    (ii) Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the "proved" classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

    (iii) Estimates of proved reserves do not include the following: (A) oil that may become available from known reservoirs but is classified separately as "indicated additional reserves"; (B) crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; (C) crude oil, natural gas, and natural gas liquids, that may occur in underlaid prospects; and (D) crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

      Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

      An estimate of proved future net recoverable oil and gas reserves of the Whiting Properties and changes therein follows.
Such estimates are inherently imprecise and may be subject to substantial revisions.

                                                  Oil and
                                                 Condensate
                                                  (Bbls)

               Balance at October 1, 1997        2,482,079
               Production                         (346,134)
               Balance at June 30, 1998          2,135,945
               Production                         (412,002)
               Balance at June 30, 1999          1,723,943
               Proved developed:
               October 1, 1997                   1,554,957
               June 30, 1998                     1,208,823
               June 30, 1999                       796,821


     B)   STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH
FLOWS

     The standard measure of discounted future net cash flows has been calculated in accordance with the provisions of SFAS No. 69.

      Future oil and gas sales and production and development costs have been estimated using prices and costs in effect at the end of the years indicated. Future income tax expenses have not been considered, as the properties are not a tax paying entity. Future general and administrative and interest expenses have also not been considered.

      Changes in the demand for oil and natural gas, inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of the proved reserves. The standardized measure of discounted future net cash flows as of June 30, 1999 is as follows:

                                                          1999

        Future oil and gas sales                      $19,842,595
        Future production and development costs       (13,330,199)
        Future net revenue                              6,512,396
        10% annual discount for estimated
            timing of cash flows                       (1,479,049)
        Standardized measure of discounted
            future net cash flows                     $ 5,033,347

    As of June 30, 1998 the standardized measure of discounted future net cash flows was zero due to the oil and gas prices prevailing at July 1, 1998.

      C)    CHANGES IN STANDARDIZED MEASURE OF DISCOUNTED  FUTURE
NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES

     An analysis of the changes in the total standardized measure of discounted future net cash flows during each of the last year is as follows:

                                                               1999
     Beginning of year                                    $      -
     Changes resulting from:
        Sales of oil and gas, net of production costs         257,241
        Changes in prices and other                         4,776,106
     End of year                                           $5,033,347

      As of June 30, 1998 the standardized measure of discounted future net cash flows was zero due to the oil and gas prices prevailing at July 1, 1998. The standardized measure of discounted future net cash flows utilize the providing oil prices at the measurement dates of $11.51, $5.85 and $8.74 for the June 30, 1999, 1998 and 1997, respectively.

                   DELTA PETROLEUM CORPORATION
        CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS


     On December 1, 1999, Delta Petroleum Corporation ("Delta" or "the Company") purchased interests in the offshore California Point Arguello Unit, with its three producing platforms and related facilities, and in the adjacent undeveloped Rocky Point Unit from Whiting Petroleum Corporation ("Whiting Properties
Offshore") for a purchase price of approximately $6,758,550 consisting of $5,625,000 in cash and the issuance of 500,000 shares of the Company's common stock with a fair market value of $1,133,550. The acquisition was financed through a borrowing from an unrelated entity at an interest rate of prime plus 1.5% per annum and the issuance of 250,000 options to purchase the Company's common stock at $2 per share.

      On November 1, 1999, Delta purchased interests in 11 producing wells and associated acreage in New Mexico and Texas from Whiting Petroleum Corporation ("Whiting Properties Onshore") for a purchase price of approximately $2,880,000 financed through borrowings from an unrelated entity at an interest rate of 18% per annum.

      Both the December 1, 1999 and November 1, 1999 combined acquisitions from Whiting Petroleum Corporation are referred as ("Whiting Properties").

     The following unaudited condensed pro forma combined balance sheet assumes that the acquisition of the Whiting Properties occurred on September 30, 1999 and reflects the historical consolidated balance sheet of Delta giving pro forma effect to the transactions using the purchase method of accounting. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of the Company.

       The following unaudited condensed pro forma combined statement of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999 assumes the acquisition of the Whiting Properties occurred on July 1, 1998. No general and administrative or other indirect costs related to the Whiting Properties have been reflected in the historical results of the Whiting Properties nor have they been reflected in proforma adjustments as it is not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transaction had occurred as of this date. These statements should be read in conjunction with the historical financial statements and related notes of the Company and the Statement of Oil and Gas Revenue and Direct Operating Expenses of the Whiting Properties included herein.



DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Combined Balance Sheet
As of September 30, 1999

                                                           Whiting         Whiting
                                                           Petroleum -     Petroleum -
                                                           Onshore         Offshore
                                                           Pro Forma       Pro Forma
                                           Delta           Adjustments      Adjustments       Pro Forma
                                          Historical        (Note B)         (Note B)          Delta

Current Assets:
  Cash                                 $     39,560                                            39,560
  Trade accounts receivable                 257,171                                           257,171
  Other current assets                       10,900                          57,800(3)         68,700
      Total current assets                  307,631            -             57,800           365,431

Property and Equipment:
  Oil and gas properties,
    at cost, using
    the successful efforts
     method of accounting                10,861,712          2,880,000(1)    5,558,550(1)   19,300,262

  Less accumulated depreciation
    and depletion                        (1,684,862)                                        (1,684,862)
      Net property and equipment          9,176,850          2,880,000       5,558,550      17,615,400

Long term assets:
  Other long term assets                    257,338                            202,400(3)    1,459,738
                                                                             1,200,000(1)
  Deposit on purchase of oil
    and gas properties                    3,919,800                         (3,919,800)(1)        -
      Total long term assets              4,177,138                  -      (2,517,400)      1,659,738

                                       $ 13,661,619          2,880,000       3,098,950      19,640,569

Current  Liabilities:
  Accounts payable                     $    410,584                                            410,584
  Other accrued liabilities                 208,964                                            208,964
  Current portion of long-term debt         360,425          2,880,000(1)   (1,215,000)(2)   2,025,425
      Total current liabilities             979,973          2,880,000      (1,215,000)      2,644,973

Long-term debt                            2,679,575                          8,000,000(2)    6,519,575
                                                                            (4,160,000)(2)
                                          2,679,575                  -       3,840,000       6,519,575
Stockholders' Equity:
  Preferred stock, $.10 par value             -                                                           -
  Common stock, $.01 par value               66,539                              1,000(1)       67,539
  Additional paid-in capital             30,190,800                            260,200(3)   30,663,750
                                                                               212,750(1)
  Accumulated other comprehensive loss     (148,332)                                           (148,332)
  Accumulated deficit                   (20,106,936)                                        (20,106,936)

      Total stockholders' equity         10,002,071                  -         473,950       10,476,021


                                       $ 13,661,619          2,880,000       3,098,950       19,640,569

 See accompanying notes to condensed pro forma combined financial statements.




DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Combined Statement of Operations
Three Months Ended September 30, 1999

                                                                          Whiting         Whiting
                                                                          Properties      Properties
                                                                           Onshore        Offshore
                                                  Whiting      Whiting     Pro Forma      Pro Forma
                                     Delta       Properties   Properties  Adjustments     Adjustments   Pro Forma
                                   Historical      Onshore     Offshore    (Note C)       (Note C)       Delta

Revenue:
  Oil and gas sales,
    including plant products     $  116,540       254,932      903,646         -               -         1,275,118
  Other revenue                      30,288            -          -            -               -            30,288

    Total revenue                   146,828       254,932      903,646         -               -         1,305,406


Operating expenses:
  Lease operating expenses          39,147         66,339      800,776                                     906,262
  Depreciation and depletion        34,634             -          -           64,224(1)     218,200(1)     317,058
  Exploration expenses                  45             -          -                                            415
  Abandoned and impaired
    properties                       1,114             -          -                                          1,114
  General and administrative       380,083             -          -                                        380,083
  Stock option expense             109,986             -          -                                        109,986

    Total operating expenses       565,379         66,339      800,776        64,224        218,200       1,714,918

Income (loss) from operations     (418,551)       188,593      102,870       (64,224)      (218,200)       (409,512)

Other income and expenses:
  Interest expense                (107,475)          -            -         (129,600)(2)   (190,000)(2)    (427,075)
  Financing expense                    -             -            -                         (14,450)(3)     (14,450)
  Loss on sale of securities
     available for sale             (2,551)          -            -                                          (2,551)

    Total other income and
       expenses                   (110,026)          -            -         (129,600)      (204,450)        (444,076)

    Net income (loss)           $ (528,577)      188,593      102,870       (193,824)      (422,650)        (853,588)

Basic and diluted loss
    per common share            $    (0.08)                                                   (0.13)

Weighted average number
 of common shares outstanding    6,574,445                                                  100,000        6,674,445


See accompanying notes to condensed pro forma combined financial statements.

DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Combined Statement of Operations
Year Ended June 30, 1999

                                                                             Whiting        Whiting
                                                                             Properties     Properties
                                                                             Onshore        Offshore
                                                 Whiting      Whiting       Pro Forma       Pro Forma
                                    Delta       Properties   Properties     Adjustments     Adjustments     Pro Forma
                                  Historical     Onshore      Offshore      (Note C)        (Note C)        Delta

Revenue:
  Oil and gas sales,
     including plant products    $  557,503      772,621     3,084,165                                       4,414,289
  Gain on sale of oil and
     gas properties                 957,147         -            -                                             957,147
  Other revenue                     203,001         -            -                                             203,001

    Total revenue                 1,717,651      772,621     3,084,165            -              -           5,574,437


Operating expenses:
  Lease operating expenses          209,438      250,373     3,341,406                                       3,801,217
  Depreciation and depletion        229,292        -            -             243,936(1)     795,700(1)      1,268,928
  Exploration expenses               74,670        -            -                                               74,670
  Abandoned and impaired
     properties                     273,041        -            -                                              273,041
  Dry hole costs                    226,084        -            -                                              226,084
  General and administrative      1,506,683        -            -                                            1,506,683
  Stock option expense            2,080,923        -            -                                            2,080,923

    Total operating expenses      4,600,131      250,373     3,341,406        243,936         795,700        9,231,546

Income (loss) from operations    (2,882,480)     522,248      (257,241)      (243,936)       (795,700)      (3,657,109)

Other income and expenses:
  Interest expense                  (19,726)        -             -          (518,400)(2)    (760,000)(2)   (1,298,126)
  Financing expense                    -            -             -                           (57,800)(3)      (57,800)
  Loss on sale of securities
     available for sale             (96,553)        -             -                                            (96,553)

    Total other income and
     expenses                      (116,279)        -             -          (518,400)       (817,800)      (1,452,479)

    Net income (loss)          $ (2,998,759)     522,248      (257,241)      (762,336)     (1,613,500)      (5,109,588)


Basic and diluted loss
   per common share              $    (0.51)                                                                     (0.84)

Weighted average number
  of common shares outstanding    5,854,758                                                   200,000        6,054,758


See accompanying notes to condensed pro forma combined financial statements.



              NOTES TO CONDENSED PRO FORMA COMBINED
       FINANCIAL STATEMENTS SEPTEMBER 30, 1999 (UNAUDITED)


     A)   BASIS OF PRESENTATION

      The accompanying unaudited condensed pro forma combined balance sheet assumes that both the December 1, 1999 and November 1, 1999 combined acquisitions from Whiting Petroleum Corporation are referred as ("Whiting Properties") occurred on September 30, 1999 and reflects the historical consolidated balance sheet of Delta at that date giving pro forma effect to the transaction using the purchase method of accounting. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of Delta.

      The accompanying unaudited condensed pro forma combined statements of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999 assume that the acquisition of the Whiting Properties occurred as of July 1, 1998. No general and administrative or other indirect costs related to the Whiting Properties have been reflected in the historical results of the Whiting Properties nor have they been reflected in proforma adjustments as it is not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes. The pro forma results of operations are not necessarily indicative of the results of operations that would actual have been attained if the transactions had occurred as of this date. These statements should be read in conjunction with the historical financial statements and related notes of Delta and the Statement of Revenue and Direct Operating Expenses of the Whiting Properties included herein.

     B)   ACQUISITION OF WHITING PROPERTIES - BALANCE SHEET

       On December 1, 1999, Delta Petroleum Corporation ("Delta" or "the Company") purchased interests in the offshore California Point Arguello Unit, with its three producing platforms and related facilities, and in the adjacent undeveloped Rocky Point Unit from Whiting Petroleum Corporation ("Whiting Properties
Offshore") for a purchase price of approximately $6,758,550 consisting of $5,625,00 in cash and the issuance of 500,000 shares of the Company's common stock with a fair market value of $1,133,550. The acquisition was financed through borrowings from an unrelated entity at an interest rate of prime plus 1.5% per annum and the issuance of 250,000 options to purchase the Company's common stock at $2 per share.

      On November 1, 1999, Delta purchased interests in 11 producing wells and associated acreage in New Mexico and Texas from Whiting Petroleum Corporation ("Whiting Properties Onshore") for a purchase price of approximately $2,880,000 financed through borrowings from an unrelated entity at an interest rate of 18% per annum.

        The accompanying historical balance sheet of Delta at September 30, 1999 has been adjusted to record the purchase price of the Whiting Properties as follows:

       Offshore:

          (1) To record the assets acquired relating to the Whiting Offshore Properties as follows:

                 Cash consideration                   $5,625,000
                 Issuance of equity securities         1,133,550
                 Total Purchase Price                 $6,758,550

              The purchase price has been allocated as follows:

                 Oil and gas properties              $5,558,550
                 Other long term assets               1,000,000
                 Deferred finance fee                   200,000
                                                     $6,758,550

      Other long term assets represent the companies interest  in
the   net  working  capital  positions  of  various  partnerships operated the Point Arguello property.

          (2) Pursuant to the purchase of the Whiting offshore properties, the Company borrowed $8,000,000 to finance the acquisition and consolidate previously outstanding debt. Loan proceeds were used as follows:

            Final installment for the purchase
                 Of offshore properties             $2,625,000
                 Repayment of existing debt
                     Obligations                     5,375,000
                                                     $8,000,000

          (3)  To  record  deferred financing costs  relating  to
          operations to purchase 250,000 shares of the  Company's
          common   stock  at  $2.00  per  share  issued  to   the
          financier.

       Onshore:

          (1) To record the assets acquired relating to the Whiting Properties and the related short term financing.

     C)   ACQUISITION OF WHITING PROPERTIES - STATEMENT OF
          OPERATIONS

      The accompanying condensed pro forma combined statement of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999 have been adjusted to include the historical revenue and direct lease operating expenses of the Whiting Properties.

     In addition, the following adjustments have been made to the accompanying condensed pro forma combined statement of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999:

       Offshore:

           (1) To adjust depletion expense to reflect the pro forma depletion rate giving effect to the acquisition of the Whiting properties.

           (2) To record interest expense for interest associated with the debt incurred in connection with the Whiting Properties. Assumed interest rate is 9.5%, being a current prime rate plus 1-1/2%. A one-eighth change in interest rate would have a $71,250 annual impact on interest expense.

           (3) To record amortization of deferred financing relating to the 250,000 options to purchase the Company's common stock at $2.00 per share.

       Onshore:

         (1) To adjust depletion expense to reflect the pro forma depletion rate giving effect to the acquisition of the Whiting Properties.

         (2) To record interest expense for interest associated with the debt incurred in connection with the Whiting Properties. Assumed interest rate is 18%.

      No effect of general and administrative expense has been proformed as management is unable to estimate the impact of any potential increases in general and administrative expenses. In addition, no income tax effects of the proforma adjustment have been reflected due to Delta's net operating loss carry forward position and related income tax valuation allowance.


                          INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan    of    Acquisition,   Reorganization,    Arrangement,
     Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4)  Instruments   Defining  the  Rights  of  Security   Holders,
     including Indentures.  Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other  Documents  or Statements to Security  Holders.    Not
     applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22)  Published  Report Regarding Matters Submitted  to  Vote  of
Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.
     23.1 Consent of KPMG LLP

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits. Not Applicable.